UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 19, 2020

BIOSPECIFICS TECHNOLOGIES CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19879	11-3054851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Righter Parkway Delaware Corporate Center II Wilmington, DE	19803
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 516.593.7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001	BSTC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On October 19, 2020, BioSpecifics Technologies Corp., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Endo International plc, a public limited liability company incorporated in Ireland (“Parent”), and Beta Acquisition Corp., a Delaware corporation and wholly-owned indirect subsidiary of Parent (“Purchaser”).

Pursuant to the Merger Agreement, and on the terms and subject to the conditions thereof, Purchaser will commence a tender offer (the “Offer”) to acquire all of the Company’s issued and outstanding shares of common stock (the “Company Shares”) at a purchase price of $88.50 per Company Share (the “Offer Price”), net to the holder thereof in cash, subject to reduction for any applicable withholding taxes and without interest.

The Offer will initially remain open for 20 business days from the date of commencement of the Offer. Under certain circumstances as set forth in the Merger Agreement, Purchaser may be required to extend, or may elect to extend, the Offer on one or more occasions.

Purchaser’s obligation to purchase the Company Shares validly tendered pursuant to the Offer is subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, including, among others: (i) that, immediately prior to the expiration of the Offer, there be validly tendered and not withdrawn in accordance with the terms of the Offer a number of Company Shares that, together with the Company Shares then-owned by Parent, Purchaser, and their respective affiliates (if any), represents at least a majority of all then-outstanding Company Shares on a fully diluted basis; (ii) the expiration or termination of any waiting period (and extensions thereof) applicable to the transactions contemplated by the Merger Agreement under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or under any other antitrust law of a governmental authority of competent and applicable jurisdiction in Ireland; (iii) the absence of any law or order prohibiting or otherwise preventing the consummation of the Offer or the Merger (as hereinafter defined); and (iv) other customary conditions set forth in the Merger Agreement.

Following the consummation of the Offer and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Purchaser will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent, pursuant to Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”) without a vote of the Company stockholders (the “Merger”). At the effective time of the Merger (the “Effective Time”), and without any action on the part of the holders of any Company Shares, each Company Share, other than any Company Shares (i) owned at the commencement of the Offer and immediately prior to the Effective Time by Parent, Purchaser, or the Company or any direct or indirect wholly-owned subsidiary thereof, (ii) irrevocably accepted for purchase pursuant to the Offer, or (iii) owned by Company stockholders who are entitled to demand and have properly and validly demanded their appraisal rights under Delaware law, will be automatically converted into the right to receive an amount in cash equal to the Offer Price, subject to reduction for any applicable withholding taxes and without interest.

In addition, effective as of immediately prior to the Effective Time, (i) each outstanding Company stock option will be automatically canceled and converted into the right to receive an amount in cash, without interest, equal to the product of (A) the number of Company Shares underlying such option immediately prior to the Effective Time multiplied by (B) the amount, if any, by which the Offer Price exceeds the exercise price per share of such option, and (ii) each outstanding Company restricted stock unit (“RSU”) will become fully vested (to the extent unvested) and will be automatically converted into the right to receive an amount in cash equal to the product of (A) the number of Company Shares underlying such RSU immediately prior to the Effective Time multiplied by (B) the Offer Price, without interest and subject to any deduction for any withholding taxes.

The Merger Agreement contains customary representations, warranties, and covenants, including with respect to, among other things, the operation of the business of the Company and its subsidiaries prior to the closing and, subject to certain customary exceptions, recommending that the Company’s stockholders accept the Offer and tender their Company Shares. The Merger Agreement includes a remedy of specific performance and is not subject to a financing condition. In addition, the Company has agreed to customary “no shop” restrictions on its ability to solicit alternative acquisition proposals from third parties and engage in discussions or negotiations with third parties regarding alternative acquisition proposals. Notwithstanding the foregoing, the Company may take certain actions to participate in discussions and negotiations and furnish information with respect to a written bona fide alternative acquisition proposal that the Company’s board of directors (the “Board”) determines constitutes or is reasonably likely to lead to a Superior Proposal (as defined in the Merger Agreement) if failing to do so would be inconsistent with the Board’s fiduciary duties under applicable law.

The Merger Agreement also provides that, in connection with a termination of the Merger Agreement under specified circumstances, including due to the entry by the Company into a definitive agreement with respect to a Superior Proposal, or certain other triggering events, the Company may be required to pay Parent a termination fee of $23,040,000.

The foregoing description of the Merger Agreement and the transactions contemplated thereunder is not complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is hereby filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Report”) and incorporated herein by reference. The Merger Agreement and the foregoing description thereof have been included to provide investors and stockholders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about the Company. The representations, warranties, and covenants contained in the Merger Agreement were made only as of specified dates for the purposes of such agreement, were solely for the benefit of the parties to such agreement, and may be subject to qualifications and limitations agreed upon by such parties. In particular, in reviewing the representations, warranties, and covenants contained in the Merger Agreement and discussed in the foregoing description, it is important to bear in mind that such representations, warranties, and covenants were negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts. Such representations, warranties, and covenants may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”), and are also qualified in important part by a confidential disclosure schedule delivered by the Company to Parent in connection with the Merger Agreement. Investors and stockholders are not third-party beneficiaries under the Merger Agreement. Accordingly, investors and stockholders should not rely on such representations, warranties, and covenants as characterizations of the actual state of facts or circumstances described therein. Information concerning the subject matter of such representations, warranties, and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

Amendment to Rights Agreement

On October 19, 2020, in connection with the execution of the Merger Agreement, the Company and Worldwide Stock Transfer, LLC (the “Rights Agent”) entered into Amendment No. 1 to Rights Agreement (the “Amendment”) to that certain Rights Agreement, dated as of April 10, 2020 (the “Rights Agreement”), for the purpose of amending the Rights Agreement to render it inapplicable to the Merger Agreement, the execution thereof, and the performance or consummation of the transactions contemplated thereby, including, without limitation, the Merger and the Offer. In particular, the Amendment provides that (i) none of the approval, adoption, execution, delivery, and/or amendment of the Merger Agreement, the public announcement and/or public disclosure by any person of the Merger Agreement or any of the transactions contemplated thereby, including, without limitation, the Merger and the Offer, or the performance and/or consummation of any of the transactions contemplated by the Merger Agreement, including, without limitation, the Merger and the Offer, will result in (A) any of Parent or Purchaser, or any of their respective Affiliates or Associates, either individually or together, being deemed to be an Acquiring Person, Beneficial Owner of or of Beneficially Owning the Company’s common stock or other securities, (B) the occurrence of a Triggering Event, (C) the occurrence of a Distribution Date, (D) the occurrence of a Shares Acquisition Date, or (E) the occurrence of a Section 11(a)(ii) Event or a Section 13 Event, and (ii) if they have not previously expired, the Rights expire immediately prior to the Effective Time of the Merger, but only if such Effective Time shall occur.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of each of (i) the Rights Agreement, which was attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K as filed with the SEC on April 10, 2020 and is incorporated herein by reference, and (ii) the Amendment, which is attached as Exhibit 4.1 to this Report and is incorporated herein by reference. Capitalized terms in the foregoing description of the Rights Amendment that are not defined shall have the meaning ascribed to such terms in the Rights Agreement.

Item 3.03	Material Modification to Rights of Security Holders.

The disclosure set forth under “Item 1.01 Entry into a Material Definitive Agreement —Amendment to Rights Agreement” is hereby incorporated by reference in this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 16, 2020, in connection with approving the Merger Agreement, the Board, effective upon the execution of the Merger Agreement, approved the grant of cash bonuses in the aggregate amount of $2,612,000 (the “Transactional Bonuses”) to certain executive officers, employees, and non-employee directors of the Company. The Transactional Bonuses are contingent and payable only upon the closing of the Merger, and were adopted by the Board to, among other matters, recognize significant contributions with respect to the consummation of the Merger, and provide retention incentives to continue their employment with the Company through closing of the Merger.

With respect to the executive officers of the Company, the Board approved Transactional Bonus amounts of (i) $1,120,000 to Joseph Truitt, the Company’s Chief Executive Officer, (ii) $90,000 to Patrick Hutchison, the Company’s Chief Financial Officer, and (iii) $154,000 to Alex Monteith, the Company’s Chief Business Officer.

In addition, the Board approved a Transaction Bonus of $1,200,000 to Jennifer Chao, the Chairman of the Board.

The Transactional Bonus amount will be automatically reduced on an individual basis, to the extent necessary, so that the payment thereof does not result in any such individual receiving any excess parachute payments under Section 280G of the Code.

Item 8.01	Other Events.

On October 19, 2020, the Company issued a press release announcing the execution of the Merger Agreement. A copy of the press release is hereby filed as Exhibit 99.1 to this Report and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of October 19, 2020, by and among BioSpecifics Technologies Corp., Endo International plc, and Beta Acquisition Corp.

4.1	Amendment No. 1 to Rights Agreement, dated as of October 19, 2020, to the Rights Agreement, dated as of April 10, 2020, by and between BioSpecifics Technologies Corp. and Worldwide Stock Transfer, LLC, as Rights Agent.

99.1	Press Release, dated October 19, 2020.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

*

Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any exhibits or schedules so furnished.

Additional Information and Where to Find It

The Offer described above has not yet commenced. This communication is not an offer to buy nor a solicitation of an offer to sell any securities of the Company nor is it a substitute for any tender offer materials that Endo, Purchaser, or the Company will file with the SEC. The solicitation and the offer to buy the Company Shares will only be made pursuant to a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal, and other related materials that Parent intends to cause Purchaser to file with the SEC. In addition, the Company will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the Offer. Once filed, investors will be able to obtain a free copy of these materials and other documents filed by Parent, Purchaser, and the Company with the SEC at the website maintained by the SEC at www.sec.gov. Investors may also obtain, at no charge, any such documents filed with or furnished to the SEC by the Company under the “Investors” section of the Company’s website at www.biospecifics.com. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THESE DOCUMENTS WHEN THEY BECOME AVAILABLE, INCLUDING THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 OF THE COMPANY AND ANY AMENDMENTS THERETO, AS WELL AS ANY OTHER DOCUMENTS RELATING TO THE OFFER AND THE MERGER THAT ARE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY PRIOR TO MAKING ANY DECISIONS WITH RESPECT TO WHETHER TO TENDER THEIR SHARES INTO THE OFFER BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE OFFER.

The offer to purchase, the related letter of transmittal and the solicitation/recommendation statement will be made available free of charge at the SEC’s website at www.sec.gov. Additional copies may be obtained for free by contacting the Company or Parent, as applicable. Copies of the documents filed with the SEC by the Company, including the Solicitation/Recommendation Statement on Schedule 14D-9, will be available free of charge on the Company’s internet website at https://investors.biospecifics.com/investors/financials/sec-filings/default.aspx.

Forward-Looking Statements

The statements included above that are not a description of historical facts are forward-looking statements. Words or phrases such as “believe,” “may,” “could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “seek,” “plan,” “expect,” “should,” “would,” or similar expressions are intended to identify forward-looking statements. These forward-looking statements include without limitation statements regarding the planned completion of the transactions contemplated by the Merger Agreement. Risks and uncertainties that could cause results to differ from expectations include: (i) uncertainties as to the timing of the Offer and the subsequent Merger; (ii) the risk that the Offer or the subsequent Merger may not be completed in a timely manner or at all; (iii) uncertainties as to the percentage of the Company’s stockholders tendering their shares in the Offer; (iv) the possibility that competing offers or acquisition proposals for the Company will be made; (v) the possibility that any or all of the various conditions to the consummation of the Offer or the subsequent Merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations, or restrictions placed on such approvals); (vi) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Merger Agreement; (vii) the effect of the announcement or pendency of the transactions contemplated by the Merger Agreement on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with whom it does business, or its operating results and business generally; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) the risk that stockholder litigation in connection with the transactions contemplated by the Merger Agreement may result in significant costs of defense, indemnification, and liability; and (x) risks and uncertainties pertaining to the Company’s business, including, without limitation, the risks and uncertainties detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, its Quarterly Report on Form 10-Q for the period ended June 30, 2020, and its other filings with the SEC, as well as the tender offer materials to be filed by Purchaser and Parent and the Solicitation/Recommendation Statement on Schedule 14D-9 to be filed by the Company in connection with the Offer.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and the Company undertakes no obligation to revise or update these statements to reflect events or circumstances after the date hereof, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioSpecifics Technologies Corp.

Date: October 19, 2020	By:	/s/ Carl Valenstein
	Name:	Carl Valenstein
	Title:	Corporate Secretary